UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
February 12, 2008
APPROACH RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33801	51-0424817
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

One Ridgmar Centre
6500 W. Freeway, Suite 800
Fort Worth, Texas		76116
(Address of principal executive office)		(Zip code)
(817) 989-9000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     The information relating to the estimated 2007 proved reserves of Approach Resources Inc. (the “Company”) contained in the presentation attached hereto as Exhibit 99.1 is incorporated herein by reference. The information in this current report on Form 8-K, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”).
Item 7.01 Regulation FD Disclosure.
     On February 14, 2008, the Company will present at the IPAA’s 2008 Small Cap Oil & Gas Investment Symposium, to be held February 12 — 14, 2008, at The Westin Diplomat Hotel in Hollywood, Florida. For the benefit of all investors, the written presentation to be delivered at this conference is attached hereto as Exhibit 99.1 and will be posted on the Company’s website, www.approachresources.com, under “Investor Relations — Events and Presentations,” after the market closes on February 12, 2008.
     The presentation attached as Exhibit 99.1 includes updated information on the Company’s operations, including estimates of 2007 proved reserves, drilling operations, well results and typical well profiles.
     The information in this current report on Form 8-K, including the attached exhibit, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Approach Resources Inc. February 14, 2008 presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPROACH RESOURCES INC.
By:	/s/ J. Curtis Henderson
J. Curtis Henderson
Executive Vice President and General Counsel

Date: February 12, 2008

EXHIBIT INDEX

Exhibit No.	Description
99.1	Approach Resources Inc. February 14, 2008 presentation.

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